Change In Allowances (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Allowances for doubtful accounts
Balance, beginning of year	$ 569	$ 540	$ 1,561
Additions (reversals) charged to expense, net	(549)	29	(21)
Write-offs	0	0	(1,000)
Balance, end of year	$ 20	$ 569	$ 540